AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 10, 1998.

                                                     Registration No. 333-______

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                                         06-1320610
(State or Other Jurisdiction of                        (I.R.S. Employer
Incorporation or Organization)                         Identification No.)


                               304 VASSAR STREET
                        CAMBRIDGE, MASSACHUSETTS 02139
                                (617) 374-9800
              (Address of Principal Executive Offices) (Zip Code)
                         _____________________________

              CAMBRIDGE TECHNOLOGY PARTNERS (MASSACHUSETTS), INC.
                            1991 STOCK OPTION PLAN
                           (Full Title of the Plan)
                         _____________________________

                              ARTHUR M. TOSCANINI
                            Chief Financial Officer
              Cambridge Technology Partners (Massachusetts), Inc.
                               304 Vassar Street
                        Cambridge, Massachusetts 02139
                    (Name and Address of Agent For Service)

                                (617) 374-9800
         (Telephone Number, Including Area Code, of Agent For Service)
                         _____________________________

                                   COPY TO:

                            Steven C. Browne, Esq.
                        Testa, Hurwitz & Thibeault, LLP
                      High Street Tower, 125 High Street
                          Boston, Massachusetts 02110
                                (617) 248-7000


                        CALCULATION OF REGISTRATION FEE

================================================================================================================
                                               Proposed Maximum        Proposed Maximum
Title of Securities       Amount To Be             Offering               Aggregate                 Amount of
 To Be Registered          Registered           Price Per Share         Offering Price          Registration Fee
 ----------------          ----------       -----------------------  --------------------       ----------------
1991 STOCK OPTION
 PLAN                     1,801,460 shares         $35.00(1)              $ 63,051,100.00             $18,600.07
Common Stock                739,750 shares         $36.00(2)              $ 26,631,000.00             $ 7,856.15
(Par Value $.01)            764,400 shares         $33.00(3)              $ 25,225,200.00             $ 7,441.43
                            308,424 shares         $22.88(4)              $  7,056,741.12             $ 2,081.74
                            385,966 shares         $49.41(5)              $ 19,070,580.06             $ 5,625.82
                          ----------------                                ---------------
TOTAL:                    4,000,000 shares                                $141,034,621.18             $41,605.21
                          ================                                ===============             ==========
Preferred Stock
 Purchase Rights (6)
================================================================================================================

(1) All of such shares are issuable upon the exercise of outstanding options to purchase an aggregate of 1,801,460 shares at an exercise price of $35.00 per share. Pursuant to Rule 457(h)(1) of the Securities Act of 1933 (the "Securities Act"), the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(2) All of such shares are issuable upon the exercise of outstanding options to purchase an aggregate of 739,750 shares at an exercise price of $36.00 per share. Pursuant to Rule 457(h)(1) of the Securities Act, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(3) All of such shares are issuable upon the exercise of outstanding options to purchase an aggregate of 764,400 shares at an exercise price of $33.00 per share. Pursuant to Rule 457(h)(1) of the Securities Act, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(4) All of such shares are issuable upon the exercise of outstanding options to purchase an aggregate of 308,424 shares at an exercise price of $22.88 per share. Pursuant to Rule 457(h)(1) of the Securities Act, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(5) All of such shares are issuable upon the exercise of outstanding options to purchase an aggregate of 385,966 shares at an exercise price of $49.41 per share. Pursuant to Rule 457(h)(1) of the Securities Act, the aggregate offering price and the fee have been computed upon the basis of the price at which the options may be exercised.

(6) Pursuant to the Rights Agreement of the Registrant, one right to purchase a unit of preferred stock of the Registrant (each a "Preferred Stock Purchase Right" or "Right") is deemed to be delivered with each share of Common Stock issued by the Registrant. The Rights currently are not separately transferable apart from the Common Stock, nor are they exercisable until the occurrence of certain events. Accordingly, no independent value has been attributed to the Rights.

================================================================================

     This Registration Statement registers additional securities of the same class as other securities for which the Registration Statement No. 33-70114 on Form S-8 as filed with the Securities and Exchange Commission (the "Commission") on October 8, 1993 is effective. Pursuant to General Instruction E of Form S-8, the contents of the above listed Registration Statement are hereby incorporated by reference herein.

Item 3.  Incorporation of Documents by Reference
         ---------------------------------------

     In addition to the documents incorporated by reference in Item 3 of Registration Statement No. 33-70114 on Form S-8, the following document filed with the Commission is incorporated by reference in this Registration Statement:

     The description of the Registrant's Preferred Stock Purchase Rights which accompany each share of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed pursuant to the Exchange Act on July 1, 1997, including any amendment or report filed for the purpose of updating such description (File No. 0-21040).

Item 8.  Exhibits.
         --------

        Exhibit No.                            Description of Exhibit
        -----------                            -----------------------
           4.1                  Amended and Restated Certificate of Incorporation
                                of the Registrant, as amended (filed as Exhibit 4.1
                                to the Registrant's Registration Statement on Form
                                S-3, File No. 333-43127, and incorporated herein by
                                reference).

           4.2                  Amended and Restated By-laws of the Registrant
                                (filed as Exhibit 3.2 to the Registrant's
                                Registration Statement on Form S-1, File No.
                                33-56338, and incorporated herein by reference).

           4.3                  Specimen Stock Certificate representing the Common
                                Stock of the Registrant (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form
                                S-1, File No. 33-56338, and incorporated herein by reference).

           4.4                  Amended and Restated 1991 Stock Option Plan of the
                                Registrant (filed as Exhibit 10.2 to the
                                Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, File No.
                                0-21040, and incorporated herein by reference).

           4.5                  Form of Incentive Stock Option Agreement for
                                Executive Officers, as amended, under the Amended and Restated 1991 Stock Option Plan of the
                                Registrant (filed as Exhibit 10.5 to the
                                Registrant's Annual Report on Form 10-K for the fiscal year December 31, 1997, File No. 0-21040, and incorporated herein by reference).

           4.6                  Form of Incentive Stock Option Agreement for
                                Non-Executive Officer Employees, as amended, under the Amended and Restated 1991 Stock Option Plan of the Registrant (filed as Exhibit 10.6 to the Registrant's Annual Report on Form 10-K for the fiscal year December 31, 1997, File No. 0-21040, and incorporated herein by reference).



        Exhibit No.                            Description of Exhibit
        -----------                            -----------------------

           4.7                  Form of Non-Qualified Stock Option Agreement for
                                Executive Officers, as amended, under the Amended and Restated 1991 Stock Option Plan of the
                                Registrant (filed as Exhibit 10.5 to the
                                Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, File No. 0-21040, and incorporated herein by reference).

           4.8                  Form of Non-Qualified Stock Option Agreement for
                                Non-Executive Officer Employees, as amended, under the Amended and Restated 1991 Stock Option Plan of the Registrant (filed as Exhibit 10.6 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, File No. 0-21040, and incorporated herein by reference).

           4.9                  Rights Agreement, dated as of June 23, 1997, by and
                                between Cambridge Technology Partners
                                (Massachusetts), Inc. and ChaseMellon Shareholder
                                Services, LLC, as Rights Agent (filed as Exhibit
                                4.1 to the Registrant's Report on Form 8-K, dated
                                June 23, 1997, and filed on July 1, 1997, File No.
                                0-21040, and incorporated herein by reference).

           5 Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith)

           23.1                 Consent of Testa, Hurwitz & Thibeault, LLP
                                (included in Exhibit 5).

           23.2                 Consent of Coopers & Lybrand L.L.P. (filed herewith)

           24 Power of Attorney (included on signature page hereto).

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cambridge and the Commonwealth of Massachusetts, on this 10th day of April, 1998.

                                    Cambridge Technology Partners
                                      (Massachusetts), Inc.

                                    By: /s/ Arthur M. Toscanini
                                        ---------------------------------
                                        Arthur M. Toscanini
                                        Executive Vice President, Finance

          EACH PERSON WHOSE SIGNATURE appears below this registration statement hereby constitutes and appoints James K. Sims and Arthur M. Toscanini and each of them, with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead in any and all capacities (until revoked in writing) to sign all amendments (including post-effective amendments) to this Registration Statement on Form S-8 of Cambridge Technology Partners (Massachusetts), Inc., and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission or any state securities commission or other governmental entity pertaining to such registration and sale, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary fully to all intents and purposes as he might or could do in person thereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute, may lawfully do or cause to be done by virtue hereof.

            SIGNATURE                           CAPACITY                           DATE
            ---------                           --------                           ----

                                   Chief Executive Officer,                 April 10, 1998
---------------------------------  President and Director (Principal
James K. Sims                      Executive Officer)

/s/ Arthur M. Toscanini            Executive Vice President,                April 10, 1998
---------------------------------  Finance, Chief Financial Officer
Arthur M. Toscanini                and Treasurer (Principal
                                   Financial Officer and Principal
                                   Accounting Officer)

/s/ Warren V. Musser               Director                                 April 10, 1998
---------------------------------
Warren V. Musser

/s/ Robert E. Keith, Jr.           Director                                 April 10, 1998
---------------------------------
Robert E. Keith, Jr.

                                   Director                                 April 10, 1998
---------------------------------
Jack L. Messman


/s/ John W. Poduska, Sr., Ph.D.    Director                                 April 10, 1998
---------------------------------
John W. Poduska, Sr., Ph.D.

/s/ James I. Cash, Jr., Ph.D.      Director                                 April 10, 1998
---------------------------------
James I. Cash, Jr., Ph.D.

/s/ James D. Robinson III          Director                                 April 10, 1998
---------------------------------
James D. Robinson III

                                 EXHIBIT INDEX


        Exhibit No.                           Description of Exhibit
        -----------                           -----------------------
           4.1                 Amended and Restated Certificate of Incorporation
                               of the Registrant, as amended (filed as Exhibit 4.1
                               to the Registrant's Registration Statement on Form
                               S-3, File No. 333-43127, and incorporated herein by
                               reference).

           4.2                 Amended and Restated By-laws of the Registrant
                               (filed as Exhibit 3.2 to the Registrant's
                               Registration Statement on Form S-1, File No.
                               33-56338, and incorporated herein by reference).

           4.3                 Specimen Stock Certificate representing the Common
                               Stock of the Registrant (filed as Exhibit 4.1 to the Registrant's Registration Statement on Form
                               S-1, File No. 33-56338, and incorporated herein by reference).

           4.4                 Amended and Restated 1991 Stock Option Plan of the
                               Registrant (filed as Exhibit 10.2 to the
                               Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997, File No.
                               0-21040, and incorporated herein by reference).

           4.5                 Form of Incentive Stock Option Agreement for
                               Executive Officers, as amended, under the Amended and Restated 1991 Stock Option Plan of the
                               Registrant (filed as Exhibit 10.5 to the
                               Registrant's Annual Report on Form 10-K for the fiscal year December 31, 1997, File No. 0-21040, and incorporated herein by reference).

           4.6                 Form of Incentive Stock Option Agreement for
                               Non-Executive Officer Employees, as amended, under the Amended and Restated 1991 Stock Option Plan of the Registrant (filed as Exhibit 10.6 to the Registrant's Annual Report on Form 10-K for the fiscal year December 31, 1997, File No. 0-21040, and incorporated herein by reference).



        Exhibit No.                            Description of Exhibit
        -----------                            -----------------------

           4.7                  Form of Non-Qualified Stock Option Agreement for
                                Executive Officers, as amended, under the Amended and Restated 1991 Stock Option Plan of the
                                Registrant (filed as Exhibit 10.5 to the
                                Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, File No. 0-21040, and incorporated herein by reference).

           4.8                  Form of Non-Qualified Stock Option Agreement for
                                Non-Executive Officer Employees, as amended, under the Amended and Restated 1991 Stock Option Plan of the Registrant (filed as Exhibit 10.6 to the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1997, File No. 0-21040, and incorporated herein by reference).

           4.9                  Rights Agreement, dated as of June 23, 1997, by and
                                between Cambridge Technology Partners
                                (Massachusetts), Inc. and ChaseMellon Shareholder
                                Services, LLC, as Rights Agent (filed as Exhibit
                                4.1 to the Registrant's Report on Form 8-K, dated
                                June 23, 1997, and filed on July 1, 1997, File No.
                                0-21040, and incorporated herein by reference).

           5 Opinion of Testa, Hurwitz & Thibeault, LLP (filed herewith)

           23.1                 Consent of Testa, Hurwitz & Thibeault, LLP
                                (included in Exhibit 5).

           23.2                 Consent of Coopers & Lybrand L.L.P. (filed herewith)

           24 Power of Attorney (included on signature page hereto).